EXHIBIT     DESCRIPTION

EX-99.a1 Agreement and Declaration of Trust dated May 31, 1995 (filed as a part of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of the Registrant, File No. 2-94608, filed on November 29, 1995 and incorporated herein by reference).

EX-99.a2 Amendment to the Declaration of Trust dated October 21, 1996 (filed as a part of Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of the Registrant, File No. 2-94608, filed on August 28, 1997 and incorporated herein by reference).

EX-99.a3 Amendment to the Declaration of Trust dated August 1, 1997 (filed as a part of Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of the Registrant, File No. 2-94608, filed on August 28, 1997 and incorporated herein by reference).

EX-99.b Amended and Restated Bylaws, dated May 17, 1995 (filed as a part of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of the Registrant, File No. 2-94608, filed on November 29, 1995 and incorporated herein by reference).

EX-99.d1 Investor Class Investment Management Agreement between American Century Target Maturities Trust and American Century Investment Management, Inc., dated August 1, 1997 (filed as a part of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of American Century Government Income Trust, File No. 2-99222, filed July 31, 1997 and incorporated herein by reference).

EX-99.d2 Advisor Class Investment Management Agreement between American Century Target Maturities Trust, American Century Government Income Trust, American Century International Bond Funds, and American Century Quantitative Equity Funds, dated August 1, 1997 (filed as a part of Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of the Registrant, File No. 2-94608, filed on August 28, 1997 and incorporated herein by reference).

EX-99.e1 Distribution Agreement between American Century Target Maturities Trust and Funds Distributor, Inc., dated January 15, 1998 (filed as a part of Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A of the Registrant, File No. 2-94608, filed on January 30, 1998 and incorporated herein by reference).

EX-99.e2 Amendment No. 1 to the Distribution Agreement between American Century Target Maturities Trust and Funds Distributor, Inc., dated June 1, 1998 (filed as a part of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed on June 26, 1998 and incorporated herein by reference).

EX-99.g Custodian Agreement between American Century Investments (including American Century Target Maturities Trust), and The Chase Manhattan Bank, dated August 9, 1996 (filed as a part of Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of American Century Government Income Trust, File No. 2-99222, filed February 7, 1997 and incorporated herein by reference).

EX-99.h Transfer Agency Agreement between American Century Target Maturities Trust and American Century Services Corporation, dated August 1, 1997 (filed as a part of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of American Century Government Income Trust, File No. 2-99222, filed on July 31, 1997 and incorporated herein by reference).

EX-99.i     Opinion and consent of counsel.

EX-99.j1 Consent of PricewaterhouseCoopers, LLP, independent auditors, to be filed by amendment.

EX-99.j2 Consent of KPMG Peat Marwick, LLP, independent auditors, to be filed by amendment.

EX-99.j3    Power of Attorney dated July 9, 1998.

EX-99.m Master Distribution and Shareholder Services Plan of American Century Government Income Trust, American Century International Bond Fund, American Century Target Maturities Trust and American Century Quantitative Equity Funds (Advisor Class) dated August 1, 1997 (filed as a part of Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of the Registrant, File No. 2-94608, filed on August 28, 1997 and incorporated herein by reference).

EX-99.o Multiple Class Plan of American Century California Tax-Free and Municipal Funds, American Century Government Income Trust, American Century International Bond Funds, American Century Investment Trust, American Century Municipal Trust, American Century Target Maturities Trust and American Century Quantitative Equity Funds dated August 1, 1997 (filed as a part of Post-Effective Amendment No. 27 of the Registration Statement on Form N-1A of the Registrant, File No. 2-94608, filed on August 28, 1997 and incorporated herein by reference).

EX-27.5.1   Financial  Data  Schedule  for  American  Century  -  Benham  Target
            Maturities Trust: 2000

EX-27.5.2   Financial  Data  Schedule  for  American  Century  -  Benham  Target
            Maturities Trust: 2005

EX-27.5.3   Financial  Data  Schedule  for  American  Century  -  Benham  Target
            Maturities Trust: 2010

EX-27.5.4   Financial  Data  Schedule  for  American  Century  -  Benham  Target
            Maturities Trust: 2015

EX-27.5.5   Financial  Data  Schedule  for  American  Century  -  Benham  Target
            Maturities Trust: 2020

EX-27.5.6   Financial  Data  Schedule  for  American  Century  -  Benham  Target
            Maturities Trust: 2025